DEBT	9 Months Ended
Sep. 30, 2024
DEBT
DEBT
6.	DEBT

On April 2, 2020, the Company entered into a Credit Agreement (the “Credit Agreement”) with Oak Street Funding LLC (“Oak Street”) in the amount of $25 million. This note payable bears interest at the prime rate (“Prime”) (8.00% as of September 30, 2024) plus 2.25% and has a 10-year term and a 3-month interest only repayment provision. As of September 30, 2024 and December 31, 2023, the outstanding balance of the Oak Street note, net of unamortized debt issuance costs was $16.2 million and $17.6 million, respectively.

On April 25, 2021, the Company entered into an additional promissory note with Oak Street in the amount of $4.1 million related to the acquisition of WEG (“WEG Note”). This note payable bears interest at Prime plus 2.25% and has a 10-year term. As of September 30, 2024 and December 31, 2023, the outstanding balance of this note, net of unamortized debt issuance costs was $2.9 million and $3.2 million, respectively.

Under the Oak Street notes, the Company is subject to certain covenants as defined in the agreements. As of September 30, 2024 and December 31, 2023, the Company was in compliance with all financial related covenants.

The minimum payments and maturities of the Oak Street notes as of September 30, 2024, are as follows (in thousands):

2024	$598
2025	2,596
2026	2,950
2027	3,344
2028	3,788
Thereafter	6,434
Total	$19,710

In connection with the closing of the Business Combination, the Company entered into an amendment to the Credit Agreement with Oak Street providing for, among other things, consenting to the Business Combination, and the payoff and restructuring of certain debt obligations. Additionally, the rate of interest being charged will increase at rate of .15% per annum until the interest rate reaches a maximum of 15.00%, provided that in no event the interest rate will not be less than 10.75% (the “Floor”). Additionally, in connection with the amendment the Company had agreed to pay a fee equal to $0.14 million (the “Deferred Fee”), which was due and payable in the amounts of $0.025 million, which was paid on June 12, 2024 and $0.115 million, which was due and payable on August 12, 2024, respectively. On August 12, 2024, the Company and Oak Street entered into a Letter Agreement Regarding the Deferred Fee which provided for the extension of the August Deferred Fee Date from August 12, 2024 to September 30, 2024. Under the Letter Agreement Regarding the Deferred Fee, the amount of the fee was adjusted to $0.15 million. As of September 30, 2024, the Company had not paid in full its obligations and accordingly paid Oak Street the Deferred Fee. As of and subsequent to September 30, 2024, the Company continues to operate under the Credit Agreement as amended and outlined above.

6.	DEBT (continued)

The amended Credit Agreement also includes a guarantee provision whereby each of the Company, KWAC, Holdings and MHC Securities, LLC are guarantors under the Credit Agreement. Additionally, certain of the members of the Company provide guarantees under the Credit Agreement.